THE SECURITIES OFFERED HEREBY HAVE NOT BEEN  AND  WILL  NOT  BE  REGISTERED  WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY SECTION 3(b) OF THE SECURITIES ACT OF 1933,   AS   AMENDED,   AND   THE   RULES   AND REGULATIONS PROMULGATED THEREUNDER (THE "1933 ACT)

US $50,000

PROPELL CORPORATION
6% CONVERTIBLE REDEEMABLE NOTE

DUE JUNE 23, 2012

WHEREAS, Propell Corporation (the “Company”) originally issued a promissory note in the amount of $100,000.00 to Joseph W. Abrams on June 23,  2010; and

WHEREAS, Joseph W. Abrams assigned $50,000.00 of this note to the Tripod Group, LLC on June 23, 2011; and

WHEREAS, Propell Corporation and the Tripod Group, LLC desire to amend and restate the $50,000 portion of the $100,000 promissory note purchased from Joseph W. Abrams;

NOW THEREFORE, the parties agree as follows:

FOR VALUE RECEIVED, the Company promises to pay to the order of Tripod Group, LLC and its authorized successors and permitted assigns ("Holder"), the aggregate principal face amount of Fifty Thousand Dollars Exactly (U.S. $50,000.00) on June 23, 2012 ("Maturity Date") and to pay interest on the principal amount outstanding hereunder at the rate of 6% per annum commencing on June 23, 2011.  Interest will be paid to the Holder in whose name this Note is registered on the records of the Company regarding registration and transfers of this Note.  The principal of, and interest on, this Note are payable at 250 E. Wisconsin Avenue, Milwaukee, WI 53202, initially, and if changed, last appearing on the records of the Company as designated in writing by the Holder hereof from time to time.  The Company will pay each interest payment and the outstanding principal due upon this Note before or on the Maturity Date, less any amounts required by law to be deducted or withheld, to the Holder of this Note by check or wire transfer addressed to such Holder at the last address appearing on the records of the Company.

The forwarding of such check or wire transfer shall constitute a payment of outstanding principal hereunder and shall satisfy and discharge the liability for principal on this Note to the extent of the sum represented by such check or wire transfer.  Interest shall be payable in Common Stock (as defined below) pursuant to paragraph 4(b) herein.

This Note is subject to the following additional provisions:

1.         This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration or transfer or exchange, except that Holder shall pay any tax or other governmental charges payable in connection therewith.

2.         The Company shall be entitled to withhold from all payments any amounts required to be withheld under applicable laws.

3.         This Note may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended ("Act") and applicable state securities laws.  Any attempted transfer to a non-qualifying party shall be treated by the Company as void.  Prior to due present- ment for transfer of this Note, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Company's records as the owner hereof for all other purposes, whether or not this Note be overdue, and neither the Company nor any such agent shall be affected or bound by notice to the contrary.  Any Holder of this Note electing to exercise the right of conversion set forth in Section 4(a) hereof, in addition to the requirements set forth in Section 4(a), and any prospective transferee of this Note, also is required to give the Company written confirmation that this Note is being converted ("Notice of Conversion") in the form annexed hereto as Exhibit A. The date of receipt (including receipt by telecopy) of such Notice of Conversion shall be the Conversion Date.

4.         (a)       The Holder of this Note is entitled, at its option at any time, to convert all or any amount of the principal face amount of this Note then outstanding into shares of the Company's common stock (the "Common Stock") without restrictive legend of any nature, at a conversion price ("Conversion Price") for each share of Common Stock equal to 65% of the lowest closing bid price of the Common Stock as reported on the National Quotations Bureau Bulletin Board on which the Company’s shares are traded or any exchange upon which the Common Stock may be traded in the future ("Exchange") for any of the five trading days includ- ing the day upon which a Notice of Conversion is received by the Company, provided (i) such Notice of Conversion is delivered by fax or other electronic means to the Company between the hours of 4 P.M. Eastern Standard or Daylight Savings Time and 8 P.M. Eastern Standard or Day- light Savings Time, or (ii) the trading day on which a Notice of Conversion is received by the Company provided such Notice of Conversion is delivered by fax or other electronic means to the Company between the hours of 4 P.M. Eastern Standard or Daylight Savings Time and 8 P.M. Eastern Standard or Daylight Savings Time.   The Conversion Price may be adjusted downward if, within 3 business days of the transmittal of the Notice of Conversion to the Com- pany, the Common Stock has a closing bid which is 5% or lower than that set forth in the Notice of Conversion. Such conversion shall be effectuated by the Company delivering the shares of Common Stock to the Holder within 3 business days of receipt by the Company of the Notice of Conversion.  Once the Holder has received such shares of Common Stock, the Holder shall sur- render this Note to the Company, executed by the Holder evidencing such Holder's intention to convert this Note or a specified portion hereof, and accompanied by proper assignment hereof in blank, together with any resolutions of the Company’s board of directors held by the Holder or its counsel authorizing the issuance of any additional shares.  Accrued but unpaid interest shall be subject to conversion.  No fractional shares or scrip representing fractions of shares will be is- sued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. Notwithstanding the foregoing, the Holder may not convert any portion of the principal or accrued interest under this Note for 60 days, unless the sales volumes of the Company’s Com- mon Stock exceeds $5,000 per day for at least 3 consecutive days in which case Holder may sell shares equal to 20% of such consecutive days trading volume.

(b)       Interest on any unpaid principal balance of this Note shall be paid at the rate of 6% per annum.  Interest shall be paid by the Company in Common Stock ("Interest Shares").  The Holder may, at any time, send in a Notice of Conversion to the Company for In- terest Shares based on the formula provided in Section 4(a) above.  The dollar amount converted into Interest Shares shall be all or a portion of the accrued interest calculated on the unpaid prin- cipal balance of this Note to the date of such notice.

(c)       At any time the Company shall have the option to redeem this Note and pay to the Holder 125% of the unpaid principal amount of this Note, in full. The Company shall give the Holder 5 days written notice and the Holder during such 5 days shall have the option to convert this Note or any part thereof into shares of Common Stock at the Conversion Price set forth in paragraph 4(a) of this Note.  Once the Holder has been paid the redemption amount, the Holder shall surrender to the Company this Note, accompanied by proper assignment hereof in blank together with any resolutions of the Company’s board of directors held by the Holder or its counsel authorizing the issuance of any additional shares and such resolutions shall be of no fur- ther force or effect.

(d)       Upon (i) a transfer of all or substantially all of the assets of the Company to any person in a single transaction or series of related transactions, (ii) a reclassification, capital reorganization or other change or exchange of outstanding shares of the Common Stock, or (iii) any consolidation or merger of the Company with or into another person or entity in which the Company is not the surviving entity (other than a merger which is effected solely to change the jurisdiction of incorporation of the Company and results in a reclassification, conversion or ex- change of outstanding shares of Common Stock solely into shares of Common Stock) (each of items (i), (ii) and (iii) being referred to as a "Sale Event"), then, in each case, the Company shall, upon request of the Holder, redeem this Note in cash for 150% of the principal amount, plus ac- crued but unpaid interest through the date of redemption, or at the election of the Holder, such Holder may convert the unpaid principal amount of this Note (together with the amount of ac- crued but unpaid interest) into shares of Common Stock immediately prior to such Sale Event at the Conversion Price.

(e)       In case of any Sale Event in connection with which this Note is not re- deemed or converted, the Company shall cause effective provision to be made so that the Holder of this Note shall have the right thereafter, by converting this Note, to purchase or convert this Note into the kind and number of shares of stock or other securities or property (including cash) receivable upon such reclassification, capital reorganization or other change, consolidation or merger by a holder of the number of shares of Common Stock that could have been purchased upon exercise of the Note and at the same Conversion Price, as defined in this Note, immediately prior to such Sale Event. The foregoing provisions shall similarly apply to successive Sale Events. If the consideration received by the holders of Common Stock is other than cash, the value shall be as determined by the Board of Directors of the Company or successor person or entity acting in good faith.

5.         No provision of this Note shall alter or impair the obligation of the Com- pany, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the form, herein prescribed.

6.         The Company hereby expressly waives demand and presentment for pay- ment, notice of non-payment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereto.

7.         The Company agrees to pay all costs and expenses, including reasonable attorneys' fees and expenses, which may be incurred by the Holder in collecting any amount due under this Note.

8.         If one or more of the following described "Events of Default" shall occur: (a)The Company shall default in the payment of principal or interest on this Note or any other note issued to the Holder by the Company and such default shall not have been cured within five days; or

(b)       Any of the material representations or warranties made by the Company herein or in any certificate or financial or other written statements heretofore or hereafter fur- nished by or on behalf of the Company in connection with the execution and delivery of this Note shall be false or misleading in any respect; or

(c)       The Company shall fail to perform or observe, in any respect, any material covenant, term, provision, condition, agreement or obligation of the Company under this Note; or

(d)       The Company shall (1) become insolvent; (2) admit in writing its inability to pay its debts generally as they mature; (3) make an assignment for the benefit of creditors or commence proceedings for its dissolution; (4) apply for or consent to the appointment of a trus- tee, liquidator or receiver for its or for a substantial part of its property or business; (5) file a peti- tion for  bankruptcy relief, consent to the filing of such petition or have filed against it an invol- untary petition for bankruptcy relief, all under federal or state laws as applicable; or

(e)       A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged with- in thirty (30) days after such appointment; or

(f)        Any governmental agency or any court of competent jurisdiction at the in- stance of any governmental agency shall assume custody or control of the whole or any substan- tial portion of the properties or assets of the Company; or

(g)       One or more money judgments, writs or warrants of attachment, or similar process, in excess of twenty thousand dollars ($20,000) in the aggregate, shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of fifteen (15) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

(h)       Bankruptcy, reorganization, insolvency or liquidation proceedings, or oth- er proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted voluntarily by or involuntarily against the Company; or

(i)       The Company shall have its Common Stock delisted from an exchange (including the OTCBB exchange) or, if the Common Stock trades on an exchange, then trading in the Common Stock shall be suspended for more than 10 consecutive days;

(j)        If a majority of the members of the Board of Directors of the Company on the date hereof are no longer serving as members of the Board; or

(j)        The Company shall not deliver to the Holder the Common Stock pursuant to paragraph 4 herein without restrictive legend within 4 business days of its receipt of a Notice of Conversion.

Then, or at any time thereafter, unless cured, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discre- tion, the Holder may consider this Note immediately due and payable, without presentment, de- mand, protest or (further) notice of any kind (other than notice of acceleration), all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.  Upon an Event of Default, interest shall be accrue at a de- fault interest rate of 24% per annum or, if such rate is usurious or not permitted by current law, then at the highest rate of interest permitted by law.

9.         In case any provision of this Note is held by a court of competent jurisdic- tion to be excessive in scope or otherwise invalid or unenforceable, such provision shall be ad- justed rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby.

10.       Neither this Note nor any term hereof may be amended, waived, dis- charged or terminated other than by a written instrument signed by the Company and the Holder.

11.       The Company represents that it is not a “shell” issuer and has never been a “shell” issuer or that if it previously has been a “shell” issuer that at least 12 months have passed since the Company has reported form 10 type information indicating it is no longer a “shell issu- er.  Further. The Company will instruct its counsel to either (i) write a 144- 3(a)(9) opinion to al- low for salability of the conversion shares or (ii) accept such opinion from Holder’s counsel.

12        This Note shall be governed by and construed in accordance with the laws of New York applicable to contracts made and wholly to be performed within the State of New York and shall be binding upon the successors and assigns of each party hereto.  The Holder and the Company hereby mutually waive trial by jury and consent to exclusive jurisdiction and venue in the courts of the State of New York.  This Agreement may be executed in counterparts, and the facsimile transmission of an executed counterpart to this Agreement shall be effective as an original.

13.       The Company will provide New Venture Attorneys, P.C. six (6) signed and undated resolutions for the issuance of 125,000 shares each (total of 750,000 shares of Com- pany Stock) to be used to secure the conversion obligations under this Note.  New Venture At- torneys shall hold these resolutions and will not submit a resolution until (1) such issuance, along with the number of shares currently held by the Holder would not exceed 4.99% of the outstand- ing shares and (ii) the Holder notifies the Company that it desires to have the Company issue the shares to replenish the collateral reserve. The Holder will send the Company a notice of conver- sion upon every conversion showing the amount of principal and interest paid down and the number of shares converted as a result.  Any shares remaining after the amounts due under this Note has been fully converted will be returned to the Company and any resolutions of the Com- pany’s board of directors held by New Venture Attorneys authorizing the issuance of any addi- tional shares will also be returned to the Company and be of no further force or effect.

IN WITNESS WHEREOF, the Company has caused this Note to be duly execut- ed by an officer thereunto duly authorized.

Dated: 6/7/11

PROPELL CORPORATION

By:
Title: Chief Executive Officer

EXHIBIT A

NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert the Note)

The undersigned hereby irrevocably elects to convert $______ of the above Note into _____ Shares of Common Stock of Propell Corporation (“Shares”) according to  the conditions set forth in such Note, as of the date written below.

If Shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer and other taxes and charges payable with respect thereto.

Date of Conversion:
Applicable Conversion Price:
Signature:

[Print Name of Holder and Title of Signer]

Address:

SSN or EIN:
Shares are to be registered in the following name:

Name:
Address:
Tel:
Fax:
SSN or EIN:

Shares are to be sent or delivered to the following account:

Account Name:
Address: